SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                         Date of Report: October 1, 1996


                              MICRO WAREHOUSE, INC.



                             535 Connecticut Avenue
                           Norwalk, Connecticut 06854
                                 (203) 899-4000



        Delaware                  0-20730                        06-1192793
(State of Incorporation)    (Commission File No.)               (IRS Id. No.)


                         Exhibit Index Appears on Page 4


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Item 5.     Other Events.

            This Current Report on Form 8-K is being filed with the Securities and Exchange Commission by Micro Warehouse, Inc. ("MWHS") for the purpose of providing the information set forth in a press release issued by MWHS on September 30, 1996, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)    Financial Statement of Businesses Acquired.

            None.

     (b)    Pro Forma Financial Information.

            None.

     (c)    Exhibits.

            The following exhibit is filed herewith:

            99.1  Press Release dated September 30, 1996.














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                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          MICRO WAREHOUSE, INC.
                                               (Registrant)



Date:  October 1, 1996                    By______________________________
                                              Bruce L. Lev
                                              Vice President











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                                  EXHIBIT INDEX

Exhibit
Number                                             Description
------                                             -----------

 99.1                                   Press Release dated September 30, 1996









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